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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT

 We consent to the incorporation by reference in Registration Statements Nos. 33-71744, 33-88812, 33-87308, 333-46613 and 333-92395 of Kopin Corporation and
 subsidiaries on Forms S-8 of our reports dated March 17, 2000, appearing in this Annual Report on Form 10-K of Kopin Corporation for the year ended December 31, 1999.



 /s/ Deloitte & Touche LLP

 Deloitte & Touche LLP
 Boston, Massachusetts
 March 27, 2000